MML SERIES INVESTMENT FUND
MML Income & Growth Fund
Supplement dated March 11, 2019 to the
Prospectus dated May 1, 2018 and the
Summary Prospectus dated May 1, 2018
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information replaces similar information for the MML Income & Growth Fund found under the heading Portfolio Managers in the section titled Management (page 43 of the Prospectus):
Ray Nixon, Jr. is an Executive Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017. Mr. Nixon is expected to retire on June 30, 2019.
The following information replaces similar information for Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) found on page 102 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Ray Nixon, Jr.
is a portfolio manager for a portion of the MML Income & Growth Fund. Mr. Nixon joined Barrow Hanley in 1994 and serves as an Executive Director. Prior to joining Barrow Hanley, Mr. Nixon was employed by Smith Barney, Inc., where he was a member of the firm’s Investment Policy Committee and served as their lead institutional stockbroker for the Southwest. During his 42-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon is expected to retire on June 30, 2019.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-18-07
IG-18-01